UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 24, 2008
SOMAXON PHARMACEUTICALS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-51665	20-0161599
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

3721 Valley Centre Drive, Suite 500, San Diego, California	92130
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (858) 480-0400
(Former Name or Former Address, if Changed Since Last Report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
     On November 24, 2008, Somaxon Pharmaceuticals, Inc. announced that it received notification that the U.S. Food and Drug Administration (FDA) will not be able to complete its review of the company’s New Drug Application for Silenor® (doxepin) by the Prescription Drug User Fee Act (PDUFA) date of December 1, 2008. The FDA indicated that the review would be extended for up to three additional months, resulting in a new PDUFA date of February 28, 2009.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOMAXON PHARMACEUTICALS, INC.
Date: November 24, 2008
	By:	/s/ Meg M. McGilley
	Name:	Meg M. McGilley
	Title:	Vice President and Chief Financial Officer